UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
450 Fifth Street NW
Washington, D.C. 29549

Form 8-K

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):	July 3, 2012

First Bancorp

(Exact Name of Registrant as Specified in its Charter)

North Carolina	0-15572	56-1421916
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification Number)

341 North Main Street, Troy, North Carolina	27371
(Address of Principal Executive Offices)	(Zip Code)

(910) 576-6171

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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First Bancorp
INDEX

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Item 1.02 – Termination of a Material Definitive Agreement	3

Signatures	4

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Item 1.02.	Termination of a Material Definitive Agreement.

The Branch Purchase and Assumption Agreement dated as of October 21, 2011 between Waccamaw Bank and Waccamaw Bankshares, Inc. as Seller and First Bank as Purchaser (the “Agreement”) has been terminated as of July 3, 2012. The Agreement provided for First Bank to acquire eleven branches from Waccamaw Bank, and is described in more detail in the Current Report on Form 8-K filed by First Bancorp (“Registrant”) on October 26, 2011, which also included the full text of the Agreement as Exhibit 10.1 thereto. First Bank is the principal subsidiary of the Registrant. The Agreement provided that it could be terminated by either party if the closing of the transactions contemplated thereby had not occurred by June 30, 2012. First Bank provided notice of termination of the Agreement pursuant to this provision of the Agreement. It also took notice of the fact that Waccamaw Bank had been closed by the North Carolina Commissioner of Banks, which named the Federal Deposit Insurance Corporation as receiver, and the operations of Waccamaw Bank had been acquired by First Community Bankshares, Inc. during June of 2012.

Disclosures About Forward Looking Statements

The discussions included in this document and its exhibits may contain forward looking statements within the meaning of the Private Securities Litigation Act of 1995, including Section 21E of the Securities Exchange Act of 1934 and Section 27A of the Securities Act of 1933. Such statements involve known and unknown risks, uncertainties and other factors that may cause actual results to differ materially. For the purposes of these discussions, any statements that are not statements of historical fact may be deemed to be forward looking statements. Such statements are often characterized by the use of qualifying words such as “expects,” “anticipates,” “believes,” “estimates,” “plans,” “projects,” or other statements concerning opinions or judgments of the Company and its management about future events. The accuracy of such forward looking statements could be affected by such factors as, including but not limited to, the financial success or changing conditions or strategies of the Company’s customers or vendors, fluctuations in interest rates, actions of government regulators, the availability of capital and personnel or general economic conditions.

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Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

First Bancorp

July 3, 2012	By:	/s/ Richard H. Moore
Richard H. Moore
President and Chief Executive Officer

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